================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                JANUARY 21, 2005
                                ----------------

                                 SCANSOFT, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                       000-27038              94-3156479
           --------                       ---------              ----------
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                      Identification No.)

                               9 CENTENNIAL DRIVE
                          PEABODY, MASSACHUSETTS 01960
          (Address of Principal Executive Offices, including Zip Code)

                                 (978) 977-2000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On January 21, 2005, ScanSoft, Inc. ("ScanSoft") completed its acquisition of ART Advanced Recognition Technologies, Inc. ("ART") which was previously reported in ScanSoft's Current Report on Form 8-K filed on November 18, 2004, which information is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) and (b) All financial information required by this Item 9.01 in connection with ScanSoft's acquisition of ART will be filed by amendment to this Current Report on Form 8-K within seventy-one (71) calendar days from the date that this Current Report on Form 8-K must be filed.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SCANSOFT, INC.

                                          By: /s/ James R. Arnold, Jr.
                                              --------------------------
                                              James R. Arnold, Jr.
                                              Chief Financial Officer

Date:  February 1, 2005